UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2015 (May 19, 2015)

AMERICAN POWER GROUP CORPORATION
(Exact name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-13776	71-0724248
(Commission File Number)	(I.R.S. Employer Identification Number)

7 Kimball Lane, Building A
Lynnfield, MA 01940

(Address of Principal Executive Offices, including Zip Code)

(781) 224-2411
(Registrant's Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 19, 2015, the Audit Committee of the Board of Directors of American Power Group Corporation (the “Company”), after consultation with and upon the recommendation of management after review with our independent accountants, concluded that the Company’s previously issued audited financial statements as of and for the fiscal year ended September 30, 2014, as presented in the Company’s Annual Report on Form 10-K for that fiscal year, and the previously issued unaudited financial statements for the interim periods ended December 31, 2013, March 31, 2014, June 30, 2014 and December 31, 2014, as presented in the Company’s Current Reports on Form 10-Q for those fiscal periods, should no longer be relied upon. The Company will file restatements of these financial statements on Form 10-K/A and Form 10-Q/A as soon as practicable.

The following discussion describes the adjustments that will be made in the Company’s restated financial statements.

The warrants issued in connection with our 10% Convertible Preferred Stock contain anti-dilution adjustment provisions that protect the holders from the dilutive effects of subsequent issuances of our Common Stock at prices below the warrants’ exercise prices. These provisions, however unlikely to be triggered, could result in downward adjustments of the exercise prices of the warrants and, therefore, increases in the number of shares of our Common Stock issuable upon their exercise. In October 2012, the Financial Accounting Standards Board issued ASU 2012-04, Technical Corrections and Improvements (“ASU 2012-04”), which contained technical corrections to guidance on which we had previously relied in forming our initial conclusions regarding the accounting for warrants containing these anti-dilution protections. Based upon our extensive review of ASU 2012-04, we have now concluded that these warrants did not meet the criteria for classification as equity, as previously recorded, and must be recorded as a liability, with the value of the warrants recorded at fair value on the transition/effective date, and subsequent changes in fair value recorded in earnings on a quarterly basis. Based on transition guidance provided, we determined our effective/transition date for implementation of ASU 2012-04 to be October 1, 2013.

A summary of selected financial statement information in each reporting period that will be impacted by these restatements is attached as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN POWER GROUP CORPORATION

By: /s/ Charles E. Coppa
Charles E. Coppa
Chief Financial Officer

Date: May 21, 2015